Exhibit 10.31

GUARANTY

February 10, 2011

FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, the undersigned, MATT CHRETIEN and MIKE CHRETIEN, each individuals (together with their respective heirs, legal representatives and successors and permitted assigns, each a “Guarantor” and together, the “Guarantors”), hereby jointly and severally and unconditionally guarantee the prompt payment in full when due of all obligations and other sums, including Interest and the Structuring Fee (as defined in the Note) now or hereafter owing by INTELLINETICS, INC., an Ohio corporation (the “Maker”) to RAY SHEALY (together with his heirs, legal representatives and successors and assigns, the “Payee”) under that certain $200,000 Cognovit Promissory Note, of even date herewith (the “Note”), executed and delivered by Maker to the Payee (the “Guaranteed Obligations”), which Note superseded and replaced that certain $50,000 cognovit promissory note payable to the Payee dated November 23, 2010, whether at maturity, by acceleration or otherwise. The Guarantors shall pay all costs and expenses, including attorney’s fees, incurred in the collection of the Guaranteed Obligations and the enforcement of this Guaranty.

The Guarantors jointly and severally guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note. The liability of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of Note; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Note, (c) the Payee’s election in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. §101 et seq.) (the “Bankruptcy Code”), or the application of Section 1111 (b)(2) of the Bankruptcy Code; (d) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code; or (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Maker or any guarantor. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Payee upon the insolvency, bankruptcy or reorganization of the Maker or otherwise, all as though such payment had not been made.

No renewals, extensions or other changes in the terms of the Guaranteed Obligations, no release of any person, primarily or secondarily liable on the Guaranteed Obligations, no delay in the enforcement of the payment of the Guaranteed Obligations, and no delay or omission in exercising any right or power under the Guaranteed Obligations shall affect the liability of the Guarantor hereunder. The liability of the Guarantors under this Guaranty shall be direct and not conditional or contingent on the pursuit of any remedies against the party obligated on the Guaranteed Obligations. Each Guarantor waives any right it may otherwise have to require the Payee to proceed against the Maker or pursue any other remedy available to the Payee whatsoever. Each Guarantor waives any defense arising by reason of any defense of the Maker to liability or by reason of cessation from any cause whatsoever of the liability of the Maker.

Each Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty and notice of any kind with respect to the Guaranteed Obligations or performance of the Guaranteed Obligations. This Guaranty shall be governed by the laws of the State of Ohio without taking into effect the conflict of laws provisions thereof.

Solely in the event it is necessary for the enforceability of this Guaranty, the maximum liability of each Guarantor under this Guaranty shall be the greatest amount which, after taking into consideration all other valid and enforceable debts and liabilities of such Guarantor, an applicable court has determined (after any appeals) would not render such Guarantor insolvent, unable to pay its debts as they become due, inadequately capitalized for the business which it intends to conduct (in all such cases, within the meaning of Section 548 of the Bankruptcy Code, 11 U.S.C. §101, et. seq., or any other similar applicable state law), or unable to pay a judgment rendered upon a claim that is the subject of an action or proceeding pending at the time when the obligations of such Guarantor are incurred or increased.

The obligations evidenced hereby are joint and several in nature and a separate action or actions may be brought and prosecuted against any Guarantor regardless of whether any action brought against the Maker or any other Guarantor or whether the Maker or other Guarantors are joined in any such action(s). The Guarantors may be sued together or any of them may be sued separately without first, contemporaneously or subsequently, suing the others. The Payee may compromise with any of the Guarantors for less than all of the amounts owing under the Note and hereunder and release any of the Guarantors from all or further liability to the Payee from the amounts owing under the Note or hereunder all without impairing the rights of the Payee to demand and collect the balance of the amounts owing under the Note and hereunder from the other Guarantors not so sued or released. There shall be no duty or obligation of the Payee to exhaust any remedy in law or in equity against the Maker or any Guarantor before brining suit or instituting proceedings of any kind against the other Guarantors.

Upon an Event of Default (as defined in the Note) under the Note, and in addition to all rights and remedies available to the Payee under the Note, this Guaranty or applicable laws, the Payee shall have the right to purchase from the Guarantors and the Guarantors shall sell to the Payee, at the aggregate price of $10.00 (the “Purchase Price”), shares of the common stock of the Maker owned by the Guarantors, in an aggregate number such that Payee shall own ten percent (10%) of the then outstanding capital stock of the Maker (the “Shares”) following such purchase and sale. Upon the exercise of such right to purchase and delivery of the Purchase Price to the Guarantors, the Guarantors shall cause the Maker to issue to Payee share certificate(s) representing the Shares.

Each of the Guarantors represents, warrants and agrees that (a) he has the power to execute this Guaranty and to carry out all of the terms, covenants and provisions contained herein; (b) no person or entity has any rights to purchase or acquire the Shares; (c) the Shares are duly issued, fully paid and nonassessable and, the Guarantors own the Shares free and clear of any and all liens, charges or encumbrances thereon or affecting the title thereto; (d) the execution, delivery and performance by the Guarantors under this Guaranty, do not violate, contravene or result in default under any agreement to which either Guarantor or the Maker is party or by which the Shares are subject; (e) the Guarantors have good right and lawful authority to enter into this Agreement and to assign, transfer and deliver the Shares to the Payee, as hereinabove provided, and shall warrant and defend the title thereto against the claims of all persons whomsoever and wheresoever situated; and (f) the Guarantors shall not sell, assign or transfer and shall not pledge, hypothecate, mortgage or otherwise encumber any right or rights with respect to the Shares or any rights or interests thereunder without the prior express written consent of the Payee.

EACH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES ANY ATTORNEY AT LAW, INCLUDING ANY ATTORNEY AT LAW EMPLOYED BY THE PAYEE, TO APPEAR FOR SUCH GUARANTOR IN ANY ACTION ON THIS AGREEMENT AT ANY TIME AFTER THE SAME BECOMES DUE AS HEREIN PROVIDED IN ANY COURT OF RECORD SITUATED IN THE COUNTY WHERE THIS WARRANT WAS SIGNED, OR THE COUNTY IN WHICH SUCH GUARANTOR THEN RESIDES OR CAN BE FOUND, TO WAIVE THE ISSUING AND SERVICE OF PROCESS, AND TO CONFESS A JUDGMENT IN FAVOR OF THE HOLDER OF THIS AGREEMENT AGAINST SUCH GUARANTOR, FOR THE AMOUNT THAT MAY THEN BE DUE, WITH INTEREST AT THE RATE(S) PROVIDED FOR HEREIN AND IN THE NOTE, TOGETHER WITH THE COSTS OF SUIT, AND TO WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND THE RIGHT TO APPEAL FROM THE JUDGMENT RENDERED. EACH GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURT. EACH GUARANTOR WAIVES ANY CONFLICT OF INTEREST THAT ANY ATTORNEY AT LAW EMPLOYED OR RETAINED BY THE PAYEE MAY HAVE IN CONFESSING JUDGMENT HEREUNDER AND CONSENTS TO THE PAYMENT OF A LEGAL FEE TO ANY ATTORNEY AT LAW CONFESSING JUDGMENT HEREUNDER.

IN WITNESS WHEREOF, the Guarantors have executed this Guaranty in Franklin County, Ohio, as of the day and year first above written.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR, RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART, TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

/s/ MATT CHRETIEN	/s/ MIKE CHRETIEN
MATT CHRETIEN	MIKE CHRETIEN